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                                                                    EXHIBIT 10.6

                                CONTRACT OF LEASE




         This Contract of Lease (the "Contract") made and entered into this July 25, 2003 at Makati City, Philippines, by and between:


         MEGAWORLD CORPORATION, a corporation duly organized and existing under and by virtue of Philippine laws with business and postal address at the 28th Floor The World Centre, 330 Sen. Gil Puyat Avenue, Makati City, represented herein by its First Vice President for Finance and Administration, MS. LOURDES G. CLEMENTE (hereinafter referred to as "LESSOR")


                                     - and -


         EPIXTAR PHILIPPINES IT-ENABLED SERVICES CORPORATION, a corporation duly organized and existing under Philippine laws, with office address at 3/F Floor Vernida IV Building, 128 L. P. Leviste St., Salcedo Village, Makati City, represented herein by its Director, GIDEON JAVIER (hereinafter referred to as "LESSEE")


                                WITNESSETH THAT:


         WHEREAS, LESSOR has offered to transfer to LESSEE the physical possession, use and enjoyment under the concept of a lease of certain areas (hereinafter referred to as the "Leased Premises) in Eastwood City, 188 E. Rodriguez, Jr. Avenue (C-5 Road) cor. Eastwood Avenue, Bagumbayan, Quezon and more particularly described in the attached Essential Provisions which is marked as Annex "A" and made an integral part of this Contract, and LESSEE is willing to lease the Leased Premises from LESSOR;

         NOW, THEREFORE, for and in consideration of the payment of rents and other sums due hereunder, and the faithful compliance with all the conditions and covenants hereinafter contained, LESSOR hereby leases, lets, and demises unto LESSEE, and the latter does hereby accept under lease, the Leased Premises;

         This lease is granted by LESSOR and accepted by LESSEE subject to the following terms, covenants, conditions and restrictions.

             ARTICLE 1 - LEASE TERM AND DELIVERY OF LEASED PREMISES

         1.1 TERM - This lease shall be for a term specified in Annex "A". Unless otherwise renewed under the conditions established hereunder, this lease shall not be deemed extended beyond the date specified herein for its termination for any reason whatsoever. There shall be no tacit renewal of this Contract, notwithstanding the continuation of LESSEE in the possession of the Leased Premises for any length of time after expiration of the term of this lease.

         This lease may be renewed upon the written agreement of LESSOR and LESSEE and under such terms and conditions as may be acceptable to them; provided, that LESSEE shall have faithfully complied with all the terms of this Contract and LESSEE shall have notifed LESSOR in writing of its desire to renew the lease at least one hundred eighty (180) calendar days prior to its expiration. In the event that LESSOR and LESSEE are unable to agree on the terms and conditions under which this lease shall be renewed on or before ninety (90) calendar days prior to the expiry of this lease, then this lease shall automatically terminate and LESSOR shall be entitled to the rights granted under this Contract by reason of such termination.

         1.2 DELIVERY OF LEASED PREMISES - LESSOR shall deliver to LESSEE physical possession of the Leased Premises on the date specified in Annex "A". Upon delivery of the Leased Premises, LESSEE may commence any and all works necessary to render the Leased Premises suitable for its use in accordance with plans and specifications approved by LESSOR.


                     ARTICLE 2 - USE OF THE LEASED PREMISES

         2.1 CONTRACTOR'S ALL RISK INSURANCE - Should LESSEE decide to conduct construction or renovation works on the Leased Premises, LESSEE shall cause its contractor, prior to the commencement of any construction or renovation work, to obtain a Contractor's All Risk (CAR) Insurance from a reputable insurance company accredited by LESSOR to cover the contract works, owner-supplied materials, the Leased Premises and properties surrounding the Leased Premises; liability to persons due to bodily injury and property damage in the course of construction or renovation arising out of or in connection with the fault or negligence of LESSEE, its contractors, suppliers or workers undertaking such construction or renovation or the failure of LESSEE to comply with LESSOR's construction guidelines and house rules for the Building or all other requirements prescribed by LESSOR for the performance of such construction or renovation work.

         2.2. CASH DEPOSIT - Prior to the commencement of any construction or renovation work on the Leased Premises, LESSEE shall submit to LESSOR a cash deposit (the "Cash Deposit") amounting to Five Hundred Thousand Pesos (P500,000.00), to answer and stand as security for the immediate repair or reconstruction of any damage caused to the Leased Premises, Common Areas, injury to any person and/or damage to property of other persons. In the event that the Cash Deposit is not sufficient, LESSEE shall be obliged to submit to LESSOR, within three (3) days from demand, additional Cash Deposit to cover the deficiency. The outstanding balance, if any, of the said Cash Deposit


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shall be returned to LESSEE within thirty (30) days from issuance by LESSEE of a
Certification, conformed to by LESSOR, attesting to the completion of all construction or renovation work on the Leased Premises.

         2.3 USE - The Leased Premises shall be used exclusively for the purpose and in the manner stated in Annex "A". LESSEE shall not divert the Leased Premises to other uses, without the prior written consent of LESSOR, it being expressly agreed that if, at any time during the term of this lease and without the previous written consent of LESSOR, the Leased Premises are used for purposes other than what has been agreed upon, LESSOR shall have the right to
(a) cancel this Contract in accordance with Article 13 hereof; (b) increase the rent; or (c) compel LESSEE to stop any unauthorized activity therein.

         2.4 CONDUCT OF BUSINESS - LESSEE shall at all times, during the term of this lease, conduct its business in a reputable manner in accordance with the urban design quality of the building in which the leased Premises are located (the "Building"). All the government permits or licenses which are necessary or appropriate for the conduct of business by LESSEE in the Leased Premises shall be obtained by LESSEE and shall be maintained by LESSEE for the duration of the lease term or renewal thereof. All costs and expenses to be incurred in connection with securing, maintaining or renewing said permits or licenses shall be for the account of LESSEE.

         2.5 COMMON USE - The lease of the Leased Premises from LESSOR shall include the use, in common with other lessees of the Building, of the Common Areas (as hereinafter defined) as far as the same are necessary for the use or enjoyment of the Leased Premises and subject to the right of LESSOR to restrict such use in any way. Common Areas refer to all areas and facilities located or installed within or affixed to or outside of the Building, which are installed and provided for the general use and convenience of all or some of the lessees and/or occupants in the Building, their respective clients, employees, customers and guests.

         2.6 EXCLUSIVE RIGHTS OF LESSOR - The grant of this lease shall, however, not prejudice or adversely affect the following exclusive and absolute rights of LESSOR

         (a) to provide for the free and uninterrupted passage and running of water, drainage, electricity, telecommunications or other public utilities or services through the installation of conduits, pipes, wires, cables or ducts as are' now or may hereafter be installed in, on or under the Leased Premises, serving or capable of serving the Building, or the Common Areas or any adjoining property, and to enter the Leased Premises to inspect, repair or maintain such conduits, pipes, wires, cables or ducts at least forty-eight (48) hours after the issuance of a prior written notice to LESSEE, except in cases of emergency when such notice shall not be required. Any such activity shall be effected in a manner as to cause the least inconvenience to LESSEE, its employees and/or guests;

         (b) to erect, alter or consent to the erection or alteration of any building located on any adjoining or neighboring property, or to deal with such neighboring or adjoining property as LESSOR shall see fit;

         (c) to enjoy subjacent and lateral support from the Leased Premises for the remainder of the Building;

         (d) to name or re-name the Building with any such style or name and, from time to time, to change, alter, substitute or abandon any such name, without compensation to LESSEE or the other tenants of the Building; provided, that LESSOR shall give LESSEE not less than two (2) months' prior written notice of LESSOR's intention to do so;

         (e) to improve, change, alter, extend, reduce, add or otherwise deal in any manner with the arrangement, design or decoration of the Common Areas; provided, that in exercising such right, LESSOR will endeavor to cause as little inconvenience to LESSEE as practicable under the circumstances;

         (f) to make, impose, adopt, supplement, abolish or amend such regulations as it may consider necessary for the management, operation or maintenance of the Building, operation and use of the Common Areas, any parking areas, roads, sidewalks, driveways, entrances or exits; provided, that such regulations or amendments do not conflict with or supersede this Contract, or increase LESSOR's obligations or decrease its rights as herein stated;

         (g) to appoint, ratify or confirm a property manager (the "Property Manager") which shall manage and administer the Building and the Common Areas and to delegate to such Property Manager the power to adopt rules and regulations as the latter may deem necessary for the management, maintenance or operation of the Building and the Common Areas, and to implement the rules and regulations adopted by LESSOR pursuant to Article 2.6(f), except that the amounts to be spent for the maintenance, operation and management of the Common Areas shall be subject to the approval of LESSOR and LESSEE; and for this purpose, any notice, act, decision, forbearance or consent required to be given or done hereunder shall be fully and effectively done or given if expressed to, by or on behalf of such Property Manager; and

         (h) to undertake the improvement of the Building or the Common Areas or any development work in an adjoining lot, within the vicinity of the Building, in such a manner as to cause the least inconvenience to LESSEE, its employees, guests, customers and clients; and for this purpose, LESSEE shall not hold LESSOR liable for any resulting disturbance or discomfort arising out of such development work or improvement.


                       ARTICLE 3 - RENT AND OTHER PAYMENTS


         3.1 COMMENCEMENT OF RENTAL PAYMENT - The commencement of the obligation of LESSEE to pay rent, the amount of rent due from LESSEE and the manner of payment of rent shall be governed by the provisions of Annex "A". The rent due from LESSEE shall automatically be subject to annual escalation at the rate specified in Annex "A".

         3.2 TAXES - LESSOR shall be responsible for the payment of the current rate of real property taxes on the Leased Premises. LESSEE shall be liable for any increase in the real property tax due to improvements introduced by LESSEE. In the event that, at any time during the term or renewal of this lease, the real property tax on the Building or the land on which it stands shall be increased or there shall be levied any new or additional ass ient or charge on the
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Building or the land on which it stands, then the rental in force on the date the real property tax, assessment or charge is increased or imposed shall likewise be increased in direct proportion to the increase in or additional real property taxes, assessments or charges.

         Other than LESSOR's income taxes or taxes required to be withheld from the rentals due to LESSOR but which shall be credited against LESSOR's income taxes, all taxes accruing by reason of the receipt of rentals by LESSOR, including the Value-Added Tax, if any, as well as the documentary stamp taxes or other taxes accruing by reason of the execution of this Contract shall be for the account of LESSEE.

         3.3 SECURITY DEPOSIT - Upon execution of this Contract, LESSEE shall provide LESSOR with a security deposit in cash in an amount specified in Annex "A" to answer and stand as security for the proper and due performance of all of LESSEE's obligations under this Contract. The existence of such security, however, does not and shall not excuse LESSEE's non-payment of rent or of any other sum required to be paid hereunder on the due date specified therefor.

         The security deposit or any balance thereof shall be returned to LESSEE, without interest, within sixty (60) days after the expiration of the term of this lease, and after LESSEE shall have completely and satisfactorily vacated and delivered, the Leased Premises to LESSOR, less whatever amounts LESSEE may owe LESSOR or which LESSOR may apply against the security deposit as provided hereunder. It shall be understood, however, that the application of the security deposit against any unpaid obligations of LESSEE shall be effected only at the termination of the lease. LESSOR shall, notwithstanding the delivery of the Leased Premises to LESSOR by LESSEE, have the right to withhold any portion of the security deposit until LESSOR shall have received statements of account from utility companies supplying telephone, water, electric power or public utility services to the Leased Premises, covering the period ending on the date LESSEE shall have completely vacated and delivered the Leased Premises to LESSOR. The amount withheld shall answer for such payment and the remaining amount shall be returned to LESSEE without interest. Likewise, should LESSEE have any other obligation which remains due and unpaid under any other contract with LESSOR, LESSOR shall have the right to apply the amount of these unpaid obligations against the security deposit in settlement thereof, upon the termination of the lease.

         The security deposit shall, however, be forfeited in favor of LESSOR upon the occurrence of any of the following events: (i) LESSEE fails to occupy the Leased Premises for the full term of the lease or any extension or renewal thereof, or (ii) this Contract is terminated by LESSEE for whatever reason prior to the expiry date of its term, other than those reasons indicated in Articles 12.2, 12.3, and 14.2. Upon the occurrence of any of these events, the security deposit (or the balance thereof which should otherwise have been returned to LESSEE had such termination not have occurred) shall be forfeited in favor of LESSOR, in addition to whatever damages which may be due by virtue of the termination of this Contract. In the event, however, that this lease is terminated at the instance of LESSOR without any fault or negligence of LESSEE but with its conformity or at the instance of LESSEE pursuant to Articles 12.2, 12.3, and 14.2, the security deposit or any balance thereof shall be returned to LESSEE, net of the amounts which may be deducted therefrom pursuant to this Article.

         3.4 ADVANCE RENTAL - Upon execution of this Contract, LESSEE shall pay to LESSOR Advance Rental in an amount specified in Annex "A", which amount shall be applied against the rent for the period specified in Annex "A".

                      ARTICLE 4 - COMMON AREAS AND PARKING


         4.1 USE OF COMMON AREAS - During the term of this lease, LESSEE and its employees, agents, customers and guests shall have the privilege to use the Common Areas in common with all the other lessees of the Building, subject to any rights, powers and privileges reserved to LESSOR, in accordance with and subject to the applicable agreement executed among them or any rules and regulations imposed by LESSOR. It is hereby understood that the use by LESSEE of the Common Areas may be denied, restricted or regulated pursuant to this Article or any rules and regulations imposed by LESSOR; provided, that the denial or restriction of access by LESSEE to the Common Areas shall not be unreasonably imposed nor shall such denial or restrictions affect LESSEE's free access to the Leased Premises or the use of the Leased Premises by LESSEE in accordance with Article 2.3 hereof.

         4.2 OPERATION BY THE LESSOR - During the term of this lease, LESSOR, through the Property Manager, shall operate, manage, and maintain the Common Areas. The manner in which the Common Areas shall be maintained, operated and managed shall be subject to the mutual agreement of LESSOR and LESSEE. The amounts to be spent for such maintenance, operation and management, shall be subject to the approval of both LESSOR and LESSEE. The use of the Common Areas shall be subject to such reasonable regulations and charges which may be imposed from time to time by LESSOR. LESSOR shall have the right to close, if necessary, all or any portion of such areas, to such extent as may be legally sufficient in the opinion of LESSOR's counsel, to prevent the accrual of rights of any person or of the public therein, or to close temporarily all or any portion of such areas for whatever reason.

         LESSOR shall have the sole and exclusive jurisdiction and the right to police and control the traffic in parking areas, roads, sidewalks, common driveways, entrances and exits and LESSOR, at its expense, shall have the right to require LESSEE to close or change any of the exits or entrances of the Leased Premises during the period when the redevelopment of the Building or the Common Areas is being undertaken.

         4.3 COMMON AREA CHARGES - Commencing upon the effectivity of this lease and in addition to the payment of rental and other amounts due hereunder, LESSEE shall pay to LESSOR, on the due date specified in the applicable statement of account, LESSEE's monthly share in the Common Area Charges, which shall include all costs and expenses incurred or to be incurred in the operation, management, repair and maintenance of the Common Areas, including building insurance, taxes and charges imposed by the Eastwood City Estates Association, Inc., excluding those portions of the Common Areas which are reserved for the exclusive use of persons other than LESSEE, at such rates as may be determined by LESSOR.
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         The rate of Common Area Charges shall be correspondingly increased in the event that the utility company or service agency increases the utility/service charges payable in connection with the service or utility provided to the Common Areas or Leased Premises. The amount of such increase shall be effective and demandable on or during the month in which the increase in the charges shall have been implemented by the utility company or service agency.

         4.4 PARKING AREAS - Subject to availability, a specific number of parking slots in a parking facility may be designated for the use and benefit of LESSEE and its employees, in accordance with the provisions of Annex "A".

                    ARTICLE 5 - PUBLIC UTILITIES AND SERVICES


         5.1 UTILITY CHARGES - All deposits, fees, costs or other charges to be incurred for supplying the Leased Premises with power, water, telephone, telecommunications, and other public services or utilities shall be borne by LESSEE and shall be based on the actual consumption or use thereof by the Leased Premises. To the extent applicable, LESSOR may require LESSEE to make payment of such deposits, fees, costs or other charges directly to the company supplying such utilities or services to the Leased Premises or Building. Reimbursement for or payment of deposits, fees, costs or other charges for the use or consumption of water, electricity or other utilities for the Leased Premises which are not paid directly to the utility companies during any given month will be payable to LESSOR on the due date specified in the applicable statement of account.

         5.2 AIR-CONDITIONING - The air-conditioning system for the Leased Premises is specified in Annex A-1 hereof. LESSEE requires a cooling capacity of 70 tons per floor for the 5th and 6th floors and 60 tons per floor for the 7th to 11th floors. The operation of the air-conditioning system exclusively servicing the Leased Premises shall be determined by LESSEE in coordination with LESSOR.

         5.3 WATER - LESSEE shall pay for the cost of water consumption in the rest rooms found within the Leased Premises and designated for the exclusive use of LESSEE, its clients, guests, customers or employees, if any.

         5.4 ELECTRICITY - LESSEE requires an electrical loading capacity of 100 KVA per floor for the 5th through 11th floors, excluding air-conditioning system. The cost of any electrical load upgrade shall be shouldered by LESSOR.

         5.5 PEST CONTROL - LESSEE shall be responsible for providing pest control services to the Leased Premises at its own expense.

         5.6 EMERGENCY POWER - LESSEE shall pay and discharge all charges for any emergency power which may be supplied to the Leased Premises at the rate fixed by LESSOR (as may be adjusted as and when the cost of diesel fuel increases) based on the number of kilowatts consumed by the Leased Premises as evidenced by a meter which may be separately provided for this purpose.

         5.7 TELEPHONE - The Building is provided with a telephone entrance to the Leased Premises. LESSEE shall be responsible for the installation, including the cost thereof, of additional risers and cables in accordance with LESSEE's requirements. It shall also be LESSEE's responsibility to arrange with the appropriate telephone company for the installation of LESSEE's telephone lines.

         5.8 MANNER OF PAYMENT - For utilities supplied by LESSOR to the Leased Premises, reimbursement of the aforementioned utilities and/or services under this Article during any given month shall be payable to LESSOR on the due date specified in the applicable statements of account.

         5.9 DISCONNECTION OF UTILITIES - In the event that LESSEE fails to pay for the charges or fees incurred in connection with the supply, consumption and use of air-conditioning, telephone, telex, facsimile, telecommunications, electricity, water and other public services and utilities to the Leased Premises and/or the Common Areas for an aggregate period of one (1) month, LESSOR shall have the right to disconnect or discontinue the supply thereof for as long as any such charges or fees remain unpaid. This right shall be in addition to its other rights provided for in Article 13.2.

         Where the pertinent contract of utility service is in the name of LESSEE and where billings for the consumption of utilities are issued by the relevant utility provider in the name of LESSEE, LESSOR shall not have the right to disconnect utilities or discontinue supply thereof to the LEASED PREMISES on the ground of non-payment of utility bills. In cases where LESSOR is given the right to disconnect utilities or discontinue the supply thereof to the Leased Premises, LESSEE shall be served with a written notice of disconnection at least fifteen (15) days before the intended date of disconnection.

         5.10 ADDITIONAL INSTALLATIONS - LESSEE may, if it so desires, request LESSOR for the installation at the Leased Premises and at LESSEE's expense of additional comfort rooms or other public utility fixtures or facilities, including, but not limited to, electric, water, telephone fixtures or facilities. LESSOR may choose to deny or approve such request at its discretion or subject its approval of the same to such conditions as LESSOR may impose. All permits which may be required for the installation and operation of these additional fixtures and facilities, when so approved by LESSOR, shall be obtained and maintained by LESSEE at its expense. LESSEE shall also be responsible for the payment of all charges, costs, expenses, dues, assessments, levies or taxes which may be imposed in connection with the installation, operation, repair or maintenance of such additional fixtures and facilities. LESSEE shall comply with all the rules, regulations and requirements imposed by the appropriate government agencies or public utility companies in connection therewith.

         For the purpose of obtaining the prior approval of LESSOR for the installation of additional public utility or public service facilities in the Leased Premises, LESSEE shall submit to LESSOR the necessary plans and specifications for the installation of the said facilities or fixtures. Such installation should be made by a licensed electrician or
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technician approved or employed by LESSOR and in such manner as to cause no injury to the Leased Premises or to the Building. LESSOR reserves the right to require LESSEE to use LESSOR's building contractor for any renovation of the Leased Premises when, in LESSOR's best judgment, the proposed renovation may adversely affect any of the warranties or guarantees given by any of the contractors of the Building. Any resulting additional electrical load of current and structural load must be within the maximum capacity of the electrical current supplied to the Leased Premises.

         5.11 JANITORIAL SERVICES - LESSOR shall cause janitorial services to be provided to the Common Areas, the cost of which shall form part of the Common Area Charges.

         5.12 SECURITY GUARD SERVICES - LESSOR shall cause security guard services to be provided for the Building, the cost of which shall form part of the Common Area Charges. The number, schedule and scope of services to be provided by security guards shall be subject to the discretion of LESSOR. It is understood that LESSOR shall not be accountable or liable for any loss, injury or damage that may be suffered in the Leased Premises by reason of theft, robbery, arson or any other crime, unless the same shall be due to the inexcusable fault or gross negligence of LESSOR.

         LESSEE may, at its own expense, provide for its own security guards within the Leased Premises, who shall, however, coordinate security measures with the security guards of the Building.

         5.13 ELEVATORS - The operating schedule of the elevators servicing the Leased Premises shall be determined by LESSEE in coordination with LESSOR

         5.14 NO RESPONSIBILITY - LESSOR assumes no responsibility for the inadequacy, quality or interruption in the utilities or services consumed or supplied in or to the Leased Premises under Article 5 herein, unless the same be due to LESSOR's inexcusable fault or gross negligence.

                        ARTICLE 6 - THE PROPERTY MANAGER

         LESSOR shall appoint a Property Manager which shall manage, administer and maintain the Building and the Common Areas. LESSOR shall delegate to such Property Manager the power to adopt rules and regulations as the latter may deem necessary for the management, maintenance or operation of the Building and the Common Areas and to implement said rules and regulations. Provided that, the amounts to be spent for the maintenance, operation and management of the Common Areas shall be subject to the approval of LESSOR and LESSEE. In consideration of this lease, LESSEE agrees to pay, within the stipulated periods, all Common Area Charges, interests, penalties and other amounts in respect of the Leased Premises that may be levied or imposed by the Property Manager on the lessees of units in the Building. LESSEE further agrees to abide by and comply with all existing rules and regulations as well as those that may be promulgated from time to time by the Property Manager; and also comply with all requirements, regulations, ordin4rtees and laws prescribed by the government or other competent authorities regarding the use, occupancy, maintenance and sanitation of the Leased Premises, the Common Areas and/or Building.

         The Property Manager shall competently and efficiently perform all its obligations pertaining to the management, administration and maintenance of the Building and Common Areas. In case of breach of said obligations, the Property Manager shall have thirty (30) calendar days from LESSEE's notice of said breach within which to rectify said breach to the satisfaction of the LESSOR and LESSEE. Should the breach continue to exist despite the lapse of said period, LESSEE shall have the right to require LESSOR to replace the Property Manager and not later than ten (10) days from receipt of LESSEE's written notice requiring such replacement, LESSOR shall cause the replacement of the Property Manager in breach, without prejudice to other remedies available to the LESSOR under the pertinent management contract or to the LESSEE under law or equity.

                ARTICLE 7 - INTEREST AND APPLICATION OF PAYMENTS

         LESSEE shall pay LESSOR interest at the rate of three percent (3%) per month on any amount due hereunder which remains unpaid on the date on which such payment falls due as provided thereunder. Interest shall be computed from the date payment falls due until payment of the outstanding account is effected in full.

         Interest charges shall be computed daily and compounded monthly and shall apply to any and all amounts which remain unpaid on the due date thereof, including, but not limited to, unpaid rent, security deposit, advance rental, Common Area Charges, expenses and utility charges, if any.

         The payment of interest charges as provided hereunder shall not be a substitute for, and shall be in addition to, the payment of the amount otherwise due thereunder, and shall not prejudice the exercise by LESSOR of any other right or remedy granted to it under this Contract.

         Any payment received by LESSOR shall be applied against the statement of account or billing with the earliest date. In the event that the payment of interest, rent or other charges is covered by one statement of account, then the payment received by LESSOR shall be applied in the payment of obligations stated therein in the following order of priorjty: (i) first, against the interest due,
(ii) then, against unpaid rent, security deposit, advance rental, Common Area charges or utility charges. Should the payment received be insufficient to completely settle any outstanding obligation, whether covered in one statement of account or billing, or otherwise, then subsequent payment(s) to be received from LESSEE shall be applied in the payment of such unpaid amount.

                                ARTICLE 8 - LIEN

         Unpaid rents and charges payable by LESSEE to LESSOR under this Contract shall constitute a preferred lien on all personal properties of LESSEE found or located in the Leased Premises in accordance with Articles 2241 and 2243 of the Civil Code. For this purpose, LESSOR is hereby authorized to prevent the removal of the said properties from the Leased Premises or demand their return from any possessor thereof. The lien shall not, however, extend to the
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                                       6


information contained in any such personal properties, it being understood that ownership over such information shall at all times pertain to LESSEE.

                    ARTICLE 9 - LESSEE'S ADDITIONAL COVENANTS


         LESSEE agrees that, in addition to its other undertakings under this Contract, and unless it has obtained the prior written consent of LESSOR for the performance of an act or deed which is otherwise prohibited under this Contract, it will abide by the following:

         9.1 ASSIGNMENT OR TRANSFER - It is expressly understood and agreed that the personal character of LESSEE and the nature of occupancy of the Leased Premises are special considerations for LESSOR's grant of this lease to LESSEE. Accordingly, LESSEE shall not assign or transfer its rights under this Contract, nor sub-lease all or any part of the Leased Premises or enter into any arrangement whereby the use or possession of any part of the Leased Premises is transferred to any person, except in the manner provided in Annex "A". No right, title or interest to, in and under this Contract or the Leased Premises shall be deemed conferred or vested in any person other than LESSEE, except as otherwise provided in Annex "A".

         9.2 MORTGAGE - LESSEE shall not mortgage, encumber or create any security interest in and to the leasehold rights granted hereunder to LESSEE.

         9.3 NOTICES AND SIGNS - LESSOR shall allow LESSEE to affix its signage to the exterior of the Building, provided, that prior to affixing any such signage, LESSEE shall submit to LESSOR for its approval, the proposed design, specifications, location and materials to be used for the aforementioned signage, the approval for which shall not be unreasonably withheld.

         9.4 NAMING RIGHTS - LESSEE shall have naming rights to the Building for the duration of the lease. LESSOR and LESSEE agrees that the Building shall be known as "Epixtar House" for the duration of the lease. LESSEE agrees that LESSOR's name shall not be used in any confusing, detrimental or misleading manner in connection with LESSEE's own business or trade name.

         9.5 ALTERATIONS, ADDITIONS OR IMPROVEMENTS - LESSEE shall not make any alteration, addition, or improvement within the Leased Premises or in any of the Common Areas or effect the installation of any fixture without the prior written consent of LESSOR, which consent shall not be unreasonably withheld especially when such alteration, addition, improvement, or fixture is required in the conduct of LESSEE's business in the Leased Premises and is consistent with the use of the Leased Premises as specified in Article 2.3 hereof and then subject to such terms and conditions as may be imposed by LESSOR. All authorized alterations, additions or improvements made by LESSEE as well as any alteration of, improvement or addition to or installation on the Leased Premises shall be done in good workmanlike fashion and at LESSEE's cost. All building architectural, engineering, conceptual plans and specifications for any alteration, addition or improvement shall be submitted to LESSOR for its approval at least thirty (30) days prior to the commencement of work on any such alteration, addition or improvement. LESSOR reserves the right to require LESSEE to use LESSOR's building contractor for any renovation of the Leased Premises when, in LESSOR's opinion, the proposed renovation may adversely affect any of the warranties or guarantees given by any of the contractors of the Building. The approval by LESSOR of such alterations, additions or improvements shall in no event relieve LESSEE from the responsibility of obtaining all the necessary permits and licenses pertaining to such alterations, additions, improvements, or installations or from paying the necessary taxes, insurance premium or fees as shall be necessary or appropriate in connection therewith. LESSEE shall give all the notices required and shall comply with all ordinances, rules and regulations issued by governmental agencies and public utility companies having jurisdiction over the same. For purposes hereof, LESSEE shall submit to LESSOR the CAR Insurance and the Cash Deposit as required by Article
2.1 and 2.2, respectively, prior to the start of any construction or renovation of the Leased Premises or the Common Areas for the purpose of effecting any alteration, addition, improvement or installation.

         Consistent with Article 9.24 of this Contract, all such alterations, additions or fixed improvements made by LESSEE, as well as any alteration, improvement or installation placed in or on the Leased Premises by LESSOR, except movable furniture and fixtures placed in the Leased Premises at the expense of LESSEE and removable without defacing or injuring any ceiling floor, wall or any portion of the Building or the Leased Premises, shall become the property of LESSOR at the expiry or termination of this lease, and shall remain upon and be surrendered with the Leased Premises as part thereof without compensation for their value to LESSEE. In the event that LESSEE fails to comply with the provisions of this Article, LESSOR shall be entitled to apply the total cost of damages incurred by reason of such violation against the amount of the security deposit specified under Article 3.3 of this Contract. Should the amount of the security deposit be insufficient to cover such damages, then, LESSOR shall be entitled to receive from LESSEE the amount of any deficiency.

         9.6 DRILLING OR DEFACING - LESSEE shall not make, permit or suffer any act, installation, alteration or addition to be made or done in or to the Common Areas, the Leased Premises or any part of the Building which may cause damage thereto including, without limitation, any cutting, maiming, marking, defacing or drilling into or of any part of the Building, Leased Premises or Common Areas.

         9.7 LOAD LIMITATIONS - LESSEE shall not bring, install, place or suspend any load, apparatus, equipment, article or thing into, upon or at any floor or ceiling or any part of the Leased Premises in excess or in violation of the maximum weight and permitted locations of certain equipment, apparatus, article or thing as determined by LESSOR for the floor of the Building where the Leased Premises are located. The structural load for the Leased Premises shall be 50 PSF for office spaces and 100 PSF for utility areas and stairs. For this purpose, LESSEE shall obtain, the prior written approval of LESSOR for the entry and/or removal of any load or apparatus, equipment, article or thing, into and from the Leased Premises. LESSEE shall also comply with the requirements imposed by LESSOR for keeping such equipment, load or apparatus within the Leased Premises, including the use of supports of such dimension and material, to distribute the weight of such equipment, load or apparatus as LESSOR may deem necessary. Neither shall LESSEE install, without the prior written approval of LESSOR, any air-conditioning equipment in the Leased Premises other than that provided or approved by LESSOR, nor any other plant, equipment, apparatus or which requires additional wiring, or which consumes electricity not metered through the electric meter from which LESSEE's consumption of electricity is calculated. LESSEE shall not permit, suffer or cause any act to be done whereby the maximum allowable voltage capacity of the Leased Premises shall be exceeded.

         9.8 SHADES, AWNINGS, BLINDS - LESSEE shall not hang, fix or erect any shades, awnings, blinds or window guards of any description, shelters or coverings, wire or aerial wiring, supports, iron brackets or any other thing on any part of the Building, including the roof or exterior wall of the Leased Premises, without the prior written consent of LESSOR. If so allowed by LESSOR, any shades, awnings, blinds or window guards shall be of such size and style as LESSOR may determine.

         9.9 PROHIBITED USES - LESSEE shall not use, cause or permit the use of the Leased Premises or Common Areas in any improper manner for any purposes other than that for which they are respectively intended. Without limiting the generality of the foregoing, LESSEE shall not use or permit the Leased Premises or Common Areas to be used as sleeping quarters or domestic premises nor allow the Leased Premises or the Common Areas to be used for drying, laundry, hanging, placing or storing any article or thing thereon. The Common Areas shall not be used for loitering or eating. Neither shall the Leased Premises be used as an eatery or as a place where food or beverages of any kind are served unless brought by LESSEE's employees. LESSEE shall not allow the Leased Premises or Common Areas to be used by any person for canvassing, peddling, touting or soliciting for business or for distributing any booklet, pamphlet and advertising material or for any illegal or immoral purpose, or in any manner which may provide basis for the imposition of a fine, forfeiture or penalty against LESSOR under the applicable law. Neither shall the Leased Premises be used for the manufacture or storage of goods, articles or things nor shall it be used to keep or store any dangerous goods or other explosive or hazardous substance. No auction, fire, bankruptcy, close-down or similar sales of a retail business or any unethical type of business operation shall be conducted in the Leased Premises.

         9.10 NO OBSTRUCTION OF COMMON AREAS - The entries, passageways and corridors of the Building shall not be obstructed or used by LESSEE for any purpose other than for ingress to or egress from the Building. No disturbing, noisy or improper activities shall be allowed to be carried therein or thereon, using loud speakers, television, phonographs, radios, or other devices which will be in any manner audible or visible outside the Leased Premises without the prior written consent of LESSOR. In no instance shall LESSEE place boxes, cartons, packages, refuse, dust bins, garbage cans, furniture or chattels in the Common Areas, which should be kept free and clear of all obstructions at all times. For purposes hereof, LESSOR shall, in addition to its other remedies as provided hereunder or in law, be entitled, without notice and at LESSEE's expense, to remove, store or dispose of any such obstruction as LESSOR shall see fit, without incurring any liability to LESSEE. LESSEE shall on demand pay or reimburse LESSOR for all the expenses incurred in such removal or storage.

         9.11 LOADING AND UNLOADING OF GOODS - LESSEE shall load and unload cargoes, goods, articles,or things only during such hours and through such entrances, elevator lifts, if any, and routes as shall be determined by LESSOR from time to time. Neither shall LESSEE permit the elevator lifts, if any, to be used for the carriage of cargo, goods, articles or things the weight of which exceeds the maximum load limits specified therefor by a notice affixed therein or as determined by LESSOR.

         9.12 MAINTENANCE OF LEASED PREMISES - LESSEE shall well and sufficiently preserve, repair and maintain in good, clean tenantable condition, at its own cost, the interiors of the Leased Premises, including the flooring, interior plaster or other finishes, doors, windows, cables, conduits, wirings, sockets, electrical installations, and plumbing fixtures found in or about the Leased Premises. LESSEE shall not place any cabinet or other heavy furniture beside the windows of the Building. LESSEE shall ascertain that all electric equipment are turned off, and all electronic switches and outlets are in the "off" position after office hours except those machines and switches which operate its communication facilities such as telex machines, facsimile machines, servers, and computers. All windows, glass or plate glass of or in the Leased Premises broken or damaged by LESSEE due to the fault or negligence of LESSEE, its guests, employees or agents shall be replaced at the cost of LESSEE. The Leased Premises and all additions and installations supplied by LESSOR shall be kept in good clean working condition and repair. LESSEE shall provide itself, at its cost and expense, with receptacles which the appropriate ordinance or regulations require to hold and contain waste matter, garbage and refuse and shall keep the same in securely sealed containers and shall dispose of such garbage on a daily basis in the manner prescribed by LESSOR. It shall keep drains, pipes, sanitary or plumbing apparatus used exclusively by LESSEE, its employees, guests, clients or customers in good clean and tenantable repair condition and in accordance with the requirements imposed by regulations of governmental authorities and LESSOR. LESSEE shall pay LESSOR for all the costs in cleaning, repairing or replacing any of the same when found to be blocked or stopped.

         The obligations of the LESSEE to repair and maintain the Leased Premises for causes not attributable to the fault or, negligence of the LESSEE as provided in the preceding paragraph shall be limited to minor and ordinary repairs, which shall be undertaken by the LESSEE at its sole account. For this purpose, any repair cost not exceeding the amount of PESOS: Ten Thousand (PhP 10,000.00) per occurrence shall be deemed a minor repair. Repairs needed as a result of intentional acts or negligent use of the Leased Premises by the LESSEE, its agents, employees and/or guests, shall be borne solely by the LESSEE.

         Repairs to the Leased Premises which are required to be made due to structural defects of the Building shall be solely for the LESSOR's account.

         LESSOR warrants that all air-conditioning, plumbing, electrical and exhaust systems shall be brand-new and that LESSOR shall test all such equipment and ensure that they are operational prior to turn-over of the Leased Premises to LESSEE.

         9.13 INCREASE IN INSURABLE RISK - LESSEE shall not use the Leased Premises, the Building or any part thereof in any manner which will cause insurance policies of the Leased Premises or the Building against loss or damage caused by fire, storm, typhoon, or other insurable perils and/or loss or claims by third parties to be rendered void and voidable, or whereby the premium due thereon may be increased; provided, that if as a result of any act, deed, matter or thing done or permitted by LESSEE, the premium on any such insurance policy is increased, LESSOR shall be entitled; without prejudice to any other remedy hereunder, to recover from LESSEE the amount of such increase and shall be indemnified by LESSEE against all claims, losses, damages or claims sustained or made against LESSOR by any person as a result of a breach of this Article.

         9.14 NUISANCES - LESSEE shall not permit or suffer to be permitted any music or noise to emanate from the Leased Premises or any part thereof which in the reasonable opinion of LESSOR may constitute a nuisance or annoyance or give cause for reasonable complaint from LESSOR or other lessees. Neither shall it permit any odor or noxious smell which in the sole opinion of LESSOR is offensive or unusual to emanate from the Leased Premises, nor keep or suffer to be kept any animals or pets inside the Leased Premises, .

         9.15 PROTECTION AGAINST PESTS - LESSEE shall take all such steps and precautions at its own cost to prevent the Leased Premises from becoming infested with termites, rats, mice, cockroaches or other pests or vermin. Should LESSEE fail to maintain the Leased Premises properly such that the same is infested with pests, LESSOR may employ additional pest control services on the Leased Premises, the cost of which shall be borne exclusively by LESSEE.

         9.16 COOKING APPLIANCE - LESSEE shall not use any gas burner or any appliance of similar nature within the Leased Premises. However, LESSEE may be allowed to use the following appliances in the Leased Premises, i.e. microwave ovens, refrigerators and coffee makers. The use of other electric cooking equipment in the Leased Premises shall be allowed, provided that the same shall be used solely for the heating of food in the Leased Premises.

         9.17 FOOD - LESSEE shall not allow the preparation of food in the Leased Premises. The delivery, consumption, handling and similar concerns pertaining to food within the Leased Premises shall be subject to the provisions of the Building's rules and regulations.

         9.18 BULK DELIVERY - LESSEE shall not deliver or instruct or take the delivery of furniture, equipment or other bulky items during office hours. LESSEE may take out of the Building any bulky furniture, office machine, or similar types of office equipment and accessories; provided, that LESSEE issues prior written notice therefor to LESSOR; provided, further, that such removal be subject to the provisions of the Building's rules and regulations.

         9.19 COMPANY I.D. - LESSEE shall issue company identification cards and the same shall be worn at all times by its employees/personnel while they are within the Building, when required by LESSOR's Rules and Regulations.

         9.20 FIREARMS - LESSEE shall not permit anyone to bear firearms within the Leased Premises. LESSEE's employees, personnel and visitors must deposit their firearms with the security personnel of LESSOR upon entry into the Leased Premises or Building.

         9.21 COMPLIANCE WITH RULES - LESSEE shall strictly obey and comply with LESSOR's construction guidelines and house rules for the Building, and with such rules and regulations as may from time to time be imposed, adopted, introduced or amended by LESSOR. All such rules and regulations and other legal documents related to the construction, occupation and/or use of the Building and which may be amended from time to time are deemed incorporated in this Contract and should be complied with by LESSEE.

         9.22 PERMIT TO ENTER - LESSEE shall permit LESSOR or the Property Manager, public utility companies and their authorized representatives at reasonable times, after due written notice to LESSEE at least three (3) calendar days before the intended date of entry, to enter the Leased Premises for the purpose of undertaking the repair and maintenance of utilities, facilities and other structural elements used or shared in common by LESSEE with the other lessees of the Building, inspecting the condition of the Leased Premises or for determining the LESSEE's compliance with this Contract. LESSOR or the Property Manager shall be entitled without incurring any liability whatsoever, in the event of an emergency, to enter the Leased Premises to undertake the necessary repairs or conduct the inspection thereof for the protection of the Leased Premises and the Building.

         9.23 INSPECTION PRIOR TO EXPIRY OF LEASE - During the last three (3) calendar months immediately preceding the expiration of the term of this lease, LESSEE shall allow, during business hours and upon prior written notice, LESSOR's authorized representatives and prospective tenants to inspect the Leased Premises. During such period, LESSOR may exhibit, where it shall think fit, a notice offering the Leased Premises for lease, which LESSEE shall not conceal in any way.

         9.24 RETURN OF LEASED PREMISES - At the expiration of the Lease Term, LESSEE will be allowed to vacate the Leased Premises on "as-is" condition, provided that the Leased Premises shall be in good tenantable condition. LESSEE shall also have the right to remove all movable partitions, workstations, equipment, trade fixtures installed by LESSEE so long as LESSEE repairs any damage caused to the Leased Premises by the removal thereof. The foregoing notwithstanding, LESSOR reserves the right to require LESSEE to remove all or some of the improvements made by LESSEE on the Leased Premises.

If, on the other hand, any part of the Leased Premises is not in good tenantable condition at the expiration of the lease, LESSEE agrees to repair any damage caused to the Leased Premises which cannot be accounted for by reasonable wear and tear, or Force Majeure, and cause the removal, at LESSEE's expense, of any improvement in the Leased Premises which in the opinion of LESSOR is not in good condition.

In any event, all keys giving access to all parts of the Leased Premises and/or the Common Areas (as applicable) shall be returned to LESSOR, and all expenses incurred in removing from the Leased Premises or Building, the names, posters, signboards, decoration, or advertising matters relating to LESSEE, including any damage caused, by such removal, shall be for the account of LESSEE.

         9.25 DAMAGES FOR HOLD-OVER - If LESSEE fails to return the Leased Premises to LESSOR at the end of the term of this lease, LESSEE shall pay LESSOR, as damages, a sum equal to thrice the rental to be paid by LESSEE, to LESSOR for the period during which LESSEE shall retain possession of the Leased Premises. The exercise by LESSOR of its rights under this Article shall not be interpreted as a grant of permission to LESSEE to continue in possession of the Leased Premises beyond the term of this lease, and the damages due to LESSOR hereunder shall be in addition to the damages which may become due LESSOR under
Article 9.26.

         19.26 LIABILITY FOR NON-DELIVERY - If the Leased Premises are not surrendered at the expiration of the term of this lease, LESSEE shall be responsible to LESSOR for all damages which the latter may directly suffer by reason thereof and will indemnify LESSOR against any and all claims made by any succeeding lessee, resulting from the delay in delivering possession of the Leased Premises to such succeeding lessee, to the extent that such delay is occasioned by the failure of LESSEE to surrender the premises on time. LESSOR shall also be entitled to exercise the remedies specified in Article 13 hereof as well as all remedies granted by law.

                   ARTICLE 10 - REPRESENTATIONS AND WARRANTIES


         10.1 MUTUAL WARRANTIES - LESSOR and LESSEE represent and warrant in favor of each other that:

         (a) each has full power, authority and legal right to execute, deliver and perform this Contract and has taken all the necessary corporate action to authorize the foregoing;

         (b) this Contract constitutes the legal, valid and binding obligation of LESSOR or LESSEE, enforceable in accordance with its terms; and

         (c) the execution, delivery and performance of this Contract do not and will not violate any provision of, or result in a breach of or constitute a default under any law, regulation or judgment, or violate any agreement binding upon either of them or any of their property.

                            ARTICLE 11 - INDEMNITIES


         11.1 LIMITATIONS ON LIABILITY OF LESSOR - Save by its gross negligence or willful misconduct, LESSOR shall not be liable or responsible for any damage or disturbance suffered, whether directly or indirectly, by LESSEE, whether personally or in respect of the Leased Premises or any contents therein, or by any of its employees, clients, customers or any other persons whomsoever.


         11.2 INDEMNIFICATION - LESSEE shall indemnify and keep LESSOR fully indemnified against all claims, actions, demands, actions and proceedings whatsoever made against LESSOR by any person whomsoever arising as a result of or in connection with the use and occupancy by LESSEE of the Leased Premises and against all costs and expenses incurred by LESSOR in respect of such claims, actions or demands except to the extent that such claims, actions or demands are directly attributable to LESSOR, its officers, employees, agents, representatives or guests, or a breach by LESSOR of any of its obligations, warranties or representations under this Contract. LESSEE shall indemnify LESSOR as applicable, for any loss or damage which may be done to the Leased Premises or any part thereof or to Common Areas or to any part of the Building, due to the fault or negligence of LESSEE, its employees, agents, customers, clients or guests.

         11.3 NON-ABATEMENT OF OBLIGATIONS - In no event shall the payment of any amount due hereunder whether as rent, security deposit, advance rental, Common Area Charges or utility charges abate or cease to be payable on account of the occurrence of any of the causes contemplated under Article 11.1, except to the extent permitted by Article 12.

                ARTICLE 12 - FORCE MAJEURE AND OTHER DISTURBANCES


         12.1 OCCURRENCE OF FORCE MAJEURE - LESSEE shall give LESSOR written notice of any damage caused to the Leased Premises by reason of Force Majeure, within five (5) working days from the occurrence thereof. If the Leased Premises are rendered inaccessible or destroyed or substantially damaged by Force Majeure, the damage shall be repaired at the expense of LESSOR, and the disturbance or discontinuance in the possession of the Leased Premises by reason of or occasioned during such repair shall confer no right of any kind to LESSEE against LESSOR, except to the extent recognized under Article 12,2. "Force Majeure" shall mean an act, event or cause, which is unexpected or unforeseen, or if foreseen, must be impossible to avoid, or which is beyond the control of LESSOR or LESSEE. This term includes rebellion, insurrection, labor unrest, lockout, work stoppage, strikes on a citywide or nationwide scale, flood, typhoon, earthquake, robbery, theft, arson, terrorism, crime or similar incidents.


         12.2 OPTION TO RESCIND - In the event that (i) the physical damage resulting from the Force Majeure renders the Leased Premises totally unfit for use or occupation for more than sixty (60) days, or (ii) the repairs required to rectify the damage resulting from Force Majeure and to render the Leased Premises fit for use and occupation are expected to last for more than ninety
(90) days, or (iii) Force Majeure prevents LESSEE from conducting its business in the Leased Premises for a period of more than sixty (60) days, then either party with regard to (i) and (ii) and LESSEE with regard to (iii) shall have the right to rescind this Contract which shall be without prejudice to the rights and remedies of either party against the other in respect of any claim or liability antecedent to such rescission.


         In no case shall any compensation or claim be allowed against LESSOR by reason of the interruption, annoyance or injury caused to LESSEE or its property arising from the rescission of this Contract or any interruption in the use or possession of the Leased Premises or the repair of any portion of the Building or the Leased Premises.

         12.3 STRIKES, LOCKOUTS AND OTHER THREATS - In the event that (i) a picket line is established in the Leased Premises or in the vicinity thereof due to a labor dispute involving LESSEE or arising in any way from the conduct of LESSEE's business, or (ii) an activity is performed in the Leased Premises which, in the sole judgment of LESSOR, interferes with or affects the operations of LESSOR, or
(iii) any event, accident or cause beyond the control of LESSOR threatens LESSOR's operations in the Building, the operations of the other lessees/occupants of the Building and the lives of LESSEE's employees, guests, customers or clients and the security of the Building itself, then LESSOR may, at its sole option, terminate this Contract by written notice to LESSEE ("LESSOR's Notice of Termination"). If LESSOR shall not elect to terminate this Contract, it may, in its sole discretion and by written notice ("LESSOR's Notice of Reimbursement") require LESSEE to pay for any additional cost LESSOR may incur in hiring security guards, maintaining the cleanliness of the Leased Premises or in contracting for such other services, including legal services and other costs of suits as may be required for the well-being, security and welfare of the other lessees in the Building.

         In the event that LESSEE is prevented from conducting its business in the Leased Premises due to a strike, lockout, labor dispute involving LESSOR, LESSEE shall likewise be entitled to terminate this Contract by written notice to LESSOR ("LESSEE's Notice of Termination") or if LESSEE shall not elect to terminate this Contract, it may, in its sole discretion and by written notice ("LESSEE's Notice of Reimbursement") require LESSOR to pay for any additional cost LESSEE may incur in hiring security guards and maintaining the cleanliness of the Leased Premises.

         This Contract shall not, however, be terminated and LESSOR or LESSEE shall not be required to reimburse each other for additional costs incurred as a consequence of such picket, strike, labor dispute or other threats, if such picket, strike, labor dispute or other threats shall have ceased within three
(3) days from service of the LESSOR's Notice of Termination, LESSEE's Notice of Termination, LESSOR's Notice of Reimbursement or LESSOR's Notice of Reimbursement, as the case may be.

                  ARTICLE 13 - TERMINATION AND ITS CONSEQUENCES


         13.1 EVENTS GIVING RISE TO DEFAULT AND TERMINATION. - LESSOR shall have the right to cancel or terminate this Contract without need of legal or judicial action or order upon the occurrence of any of the following events by giving written notice to LESSEE:

         (a) the term of this lease shall have expired pursuant to Article 1, or LESSEE shall have failed to return and surrender the Leased Premises in accordance with Article 9.24;

         (b) the Leased Premises shall be closed, deserted or unoccupied for a continuous period of thirty (30) calendar days due to causes directly committed by LESSEE;

         (c) LESSEE shall fail to pay for at least one (1) month its share in Common Area Charges or charges for utilities supplied by LESSOR to the Leased Premises or shall fail to pay the rent or any other amount due hereunder on the date specified herein for its payment;

         (d) LESSEE fails to observe or perform any of the covenants provided thereunder, or any of LESSEE's representations and warranties as specified hereunder shall prove false in any material respect when made and LESSEE fails to rectify or remedy the breach within thirty (30) days from written demand of LESSOR;

         (e) LESSEE (if the latter is a natural person) shall have died or the corporate existence of LESSEE (when organized as corporation or partnership) shall have ceased;

         (f) LESSEE shall become insolvent or be unable to pay its debts when due or shall commit or permit any act of bankruptcy under the applicable law; or

         (g) the occurrence of any other event which entitles LESSOR to exercise its right to cancel or terminate this lease pursuant to other provisions in this Contract other than Articles 12.2, 12.3 and 14.2, Annex "A" and under the law.

         13.2 CONSEQUENCES OF DEFAULT - Upon the occurrence of any of the foregoing events specified in Article 13.1, LESSOR shall be entitled to exercise any of the following remedies, alternatively or cumulatively at its discretion, in conjunction with or separately from any other right or remedy granted hereunder or under the law, without need for any legal or judicial action or order:

         (a) LESSOR is hereby constituted and appointed as LESSEE's attorney-in-fact with the following powers and rights upon the occurrence of any of the events specified in Article 13.1: to (i) open, enter, padlock, secure, enclose or fence the Leased Premises, and/or discontinue the supply to the Leased Premises of those public utilities and services being supplied by LESSOR to the Leased Premises, or otherwise take full and complete physical possession and control of the Leased Premises; (ii) assume ownership and take full control and possession of all alterations, additions, improvements or installations placed in or on the Leased Premises which cannot be removed without defacing or injuring, any ceiling, floor, wall or any portion of the Building or the Leased Premises, (iii) take an inventory of the equipment, furniture, articles or merchandise found or located in the Leased Premises which may be removed therefrom without defacing or injuring any ceiling, floor, wall or any portion of the Building or Leased Premises, place any of the same in storage and charge LESSEE the corresponding storage fees therefor; (iv) in case LESSEE fails to claim said equipment, furniture, articles or merchandise from storage and liquidate any liability to LESSOR within thirty (30) days from the date LESSOR takes possession of the Leased Premises or of LESSEE's personal properties, to dispose of said properties in a public sale and to apply the proceeds thereof to the payment of whatever liability and/or indebtedness LESSEE may have to LESSOR, including expenses incurred by LESSOR in connection with such sale, without prejudice to the right of LESSOR to collect the deficiency, if any. The appointment of LESSOR as attorney-in-fact of LESSEE shall be considered coupled with an interest and, hence, shall be irrevocable.

         (b) LESSOR shall be entitled to collect from LESSEE, and LESSEE shall continue to be liable for the rental for the unexpired period of the lease term and the penalty and interest charges due thereon (as applicable). The entire security deposit constituted under Article 3.3 shall be forfeited in favor of LESSOR, and LESSEE shall continue to be liable for all amounts which shall be due from it as provided hereunder. All these amounts shall be due to LESSOR in addition to whatever damages, whether actual or consequential, which may be due under Articles 9.25 or 9.26 hereof as well as the damages LESSOR may incur or suffer arising from the termination of this Contract. In no case shall any amount due hereunder from LESSEE be applied against the security deposit, it being understood that the entire amount thereof shall accrue by virtue of forfeiture in favor of LESSOR.

         Should LESSOR be compelled to seek judicial relief against LESSEE or any of its employees, agents or representatives, the latter shall, in addition to the damages mentioned above, pay an amount equivalent to twenty (20%) percent of the amount claimed in the complaint, as attorney's fees (with a minimum of Pesos 50,000.00), aside from the costs of the litigation and other expenses which the law may entitle LESSOR to recover from LESSEE.

                         ARTICLE 14 - GENERAL PROVISIONS


         14.1 EXTRAORDINARY INFLATION - Should extraordinary inflation or deflation of the currency of payment as stipulated hereunder supervene during the effectivity of this Contract, the value of the currency on date hereof shall be the basis of payment as provided in Article 1250 of the Civil Code of the Philippines; provided, however, that in case of ordinary inflation or deflation of the Philippine Currency which involves more than fifteen percent (15%) of its value within any one (1) year-period starting from the effectivity of this Contract as determined by the Consumer Price Index or any official index of the proper government agency, there shall be a corresponding increase or decrease in the amount of rentals herein specified in direct proportion to such inflation or deflation.

         14.2 EXPROPRIATION - In the event that the Leased Premises or any part of the Building is expropriated during the period of this lease by any instrumentality of the Government or by any other entity with authority to exercise such power, either party may rescind this Contract upon giving the other party thirty (30) days prior written notice thereof, without incurring any liability or providing the other party with any basis for an action for damages. In case of such expropriation, LESSEE hereby unconditionally relieves and releases LESSOR from any and all liability under this Contract in connection with or arising out of such expropriation proceedings and agrees that the compensation to be received by LESSOR shall belong to it wholly as owner of the Leased Premises, without prejudice to whatever recourse LESSEE may have against the expropriating entity on account of damage done or caused to it or its property by reason of such expropriation. Upon such expropriation, LESSOR shall return to LESSEE the security deposit and advance rentals given under this Contract, after deducting the payment for rentals, utilities and other amounts which remain due and owing to LESSOR.

         14.3 NON-WAIVER - The failure of any party to insist upon a strict performance of any of the terms, conditions and covenants hereof shall not be deemed a relinquishment or waiver of such terms, conditions or covenants granted to such party, nor shall it be construed as a condonation of any subsequent breach or default of the terms, conditions and covenants hereof, which terms, conditions and covenants shall continue to be in full force and effect. The subsequent acceptance of rent by LESSOR shall not be deemed to be a waiver of any prior breach by LESSEE of any term, covenant or condition for this lease, regardless of LESSOR's knowledge of such prior breach at the time of acceptance of such rent. No waiver by LESSOR of any of its rights under this Contract shall be deemed to have been made unless expressed in writing and signed by LESSOR.

         14.4 NOTICE - Where demand or notice is required to be given under this Contract, notice sent to LESSEE at the Leased Premises or at the address specified above by registered mail or by personal delivery shall be considered sufficient compliance with the requirement of notice or demand. All demands or notices required under this Contract to be made to LESSEE shall also be sufficient if posted at the Leased Premises.

         14.5 LAW AND VENUE APPLICABLE - This Contract shall be construed, interpreted and governed by the laws of the Philippines. Each party irrevocably submits to the jurisdiction of the courts in Makati for the purpose of enforcing any right or obligation under or arising out of this Contract.

         14.6 ENTIRE AGREEMENT - This Contract constitutes the complete understanding between the parties with respect to the subject matter hereof and supersedes any prior expression of intent, representation or warranty with respect to this transaction. This Contract may be amended but only with an instrument in writing signed by the parties.

         14.7 ADDITIONAL TERMS AND CONDITIONS - This lease shall be subject to the additional terms and conditions specified in Annex "A". All the Annexes of this Contract constitute integral parts hereof.

         14.8 SEVERABILITY - If any one or more of the provisions of this Contract is declared invalid or unenforceable in any respect under any applicable law, the validity, legality or enforceability of the remaining provisions contained herein shall not in any way be affected or impaired.

         IN WITNESS WHEREOF, LESSEE and LESSOR have caused these presents to be signed on the date and at the place abovewritten.


     MEGAWORLD CORPORATION                       EPIXTAR PHILIPPINES IT-ENABLED
          (Lessor)                                    SERVICES CORPORATION
                                                            (Lessee)


     By: /s/ Lourdes G. Clemente                 By: /s/ Gideon Javier
          LOURDES G. CLEMENTE                         GIDEON JAVIER
   First Vice President for Finance                      Director
        and Administration

                           Signed In The Presence Of:


                     [ILLEGIBLE]                [ILLEGIBLE]
                    -------------              -------------

                                 ACKNOWLEDGMENT

Republic of the Philippines)
      MAKATI CITY          )S.S.


         BEFORE ME, a Notary Public for and in MAKATI CITY, Philippines, this
                                               -----------
JUL 25 2003, personally appeared:
-----------


         NAME                                     C.T.C. NO./                        Date/Place of Issue
                                                  Passport No.

Lourdes G. Clemente                               14379334                           1-15-03/Makati City
in her capacity as First Vice President
for Finance & Administration of
Megaworld Corporation

Gideon Javier                                     07019583                           3-4-03/San Jose, Antique
in his capacity as Director
of Epixtar Philippines IT-Enabled
Services Corporation


known to me and to me known to be the same persons who executed the foregoing instrument and each acknowledged the same as his/her own free and voluntary act and deed as well as that of the corporations herein represented.

         I FURTHER CERTIFY that this instrument consists of twelve (12) pages excluding the Annexes and other attachments but including this page where the Acknowledgment is written, and is signed by the parties and their instrumental witnesses on the appropriate spaces provided above and on the left-hand margins of all other pages.


                                         NOTARY PUBLIC

                                    /s/ GARRY V DE GUZMAN
                                       GARRY V DE GUZMAN
Doc. No. 214                            Notary Public
Page No. 44                        Until December 31, 2004
Book No. XIX                   PTR NO. [ILLEGIBLE] / Makati City
Series of 2003.                IBP Lifetime Roll No. [ILLEGIBLE] / [ILLEGIBLE]

                                                                       ANNEX "A"


                              ESSENTIAL PROVISIONS

LESSOR                        MEGAWORLD CORPORATION

LESSEE                        EPIXTAR PHILIPPINES IT-ENABLED SERVICES CORPORATION

LEASED PREMISES               Units A, C & D (Ground Floor); 5th to 7th Floors; 7th Floor Deck; 8th to 11th Floors of the Eastwood
                              Corporate Plaza (the "Building"), Eastwood City Cyberpark, Eastwood City, E. Rodriguez, Jr. Ave (C-5
                              Road), Bagumbayan, Quezon City.

                              Parking Spaces located at the 2nd, 3rd and 4th Floors of the Eastwood Corporate Plaza.

                              The Leased Premises shall have the technical specifications listed and described in Annex A-1 hereof.

LEASABLE AREA                               Ground Floor, Unit A                -       135.00 square meters
Units                                       Ground Floor, Unit C                -        88.00 square meters
                                            Ground Floor, Unit D                -       104.00 square meters
                                            5th Floor                           -     1,429.00 square meters
                                            6th Floor                           -     1,371.00 square meters
                                            7th Floor                           -     1,061.00 square meters
                                            7th Floor Deck                      -       314.00 square meters
                                            8th to 11th Floors                  -     4,244.00 square meters
                                            ----------------------------------------------------------------
                                            Total Leasable Unit Area            -     8,746.00 square meters
                                            (inclusive of undivided interest, if any, in the Common Areas of the floor in which the Leased Premises are located.)

Parking                                     2nd Floor                           -     1,300.00 square meters
                                            3rd Floor                           -     1,300.00 square meters
                                            4th Floor                           -     1,300.00 square meters
                                            ----------------------------------------------------------------
                                            Total Leasable Parking Area         -     3,900.00 square meters

                                            All Leasable Areas are subject to final area measurement.

USEABLE AREA                                Ground Floor, Unit A                -       135.00 square meters
Units                                       Ground Floor, Unit C                -        88.00 square meters
                                            Ground Floor, Unit D                -       104.00 square meters
                                            5th Floor                           -     1,279.00 square meters
                                            6th Floor                           -     1,222.00 square meters
                                            71h Floor                           -       911.00 square meters
                                            7th Floor Deck                      -       314.00 square meters
                                            8th to 11th Floors                  -     3,644.00 square meters
                                            ----------------------------------------------------------------
                                            Total Useable Unit Area             -     7,697.00 square meters

USE
Units                                       Call Center/Customer Service Management Center and other related activities

Parking Spaces                              Parking



EFFECTIVITY OF CONTRACT           This Contract  shall be effective upon execution hereof and shall continue to be effective until expiration of the Lease Term.

LEASE TERM                        December 28, 2003 until December 28, 2010.

PRE-TERMINATION                   LESSEE shall have the right to pre-terminate the lease under the following conditions:

                                                  l. The date of effectivity of termination is after July 15, 2008.
                                                  2. 12 months' prior written notice is required which shall be served no earlier than July 15, 2007.
                                                  3. Three (3) months' Security Deposit shall be forfeited in favor of LESSOR.
                                                  4. LESSEE shall be liable to pay LESSOR upon demand an amount equivalent to rental payments for 12 months based on the applicable rental rate on the effective date of pre-termination.

                                   In case the pre-termination shall be effective earlier than July 15, 2008, LESSEE shall notify the LESSOR in writing of said pre-termination at least 12 months prior to the effectivity thereof. In the event of such pre-termination, the three (3) months' Security Deposit shall be forfeited in favor of the LESSOR and LESSEE shall be liable to LESSOR for the unpaid rental up to
                                   July 15, 2008 as well as an amount equivalent to rental for 12 months based on the applicable rental rate on the effective date of pre-termination.

TURN-OVER DATE                     The Leased Premises shall be completely turned over on November 30, 2003. Prior to such date, however, LESSEE shall be allowed to occupy some parts of the Leased Premises to be jointly specified by the Parties for purposes of performing fit-out works. LESSEE's contractors for the fit-out works to be conducted on the Leased Premises shall be nominated by LESSEE, and approved by LESSOR, prior to the performance of actual fit-out works. It shall be understood, however, that in order that LESSOR may be able to complete construction of the Leased Premises on or before November 30, 2003 (the "Turn-Over Date"), LESSOR shall at all times be given priority over LESSEE in the scheduling and implementation of construction works in the Building.

                                   In the event that LESSOR is unable to complete construction of the Leased Premises on or before
                                   Turn-Over Date, LESSEE shall have the right to 3-days' rental abatement for every day of delay.

                                   The Leased Premises shall be deemed completed when:

                                       1.  the exterior window curtain of the Building has been fully installed.
                                       2.  all passenger elevators and service lifts are operational and available for LESSEE's use.
                                       3.  the Building has been fully commissioned.
                                       4.  LESSEE is able to obtain all Building plans and pertinent documents from LESSOR.
                                       5.  LESSOR has submitted to the Philippine Economic Zone Authority (PEZA) an application for the issuance of the occupancy permit for the Leased Premises or Building together with all requirements in support of said application.


                                       6.  The Leased Premises shall have been provided with electricity and water supply.

HAND-OVER CONDITION                Bare shell condition. On an "As-is-where-is" basis.

RENTAL COMMENCEMENT                July 15, 2004
DATE

FIXED MONTHLY UNIT RENT            PESOS: TWO HUNDRED NINETY (Pesos 290.00) per square meter of Leasable Area per month, exclusive of VAT which shall be for the account of LESSEE.

FIXED MONTHLY PARKING              PESOS: SIXTY FIVE (Pesos 65.00) per square meter of Leasable Area per month, exclusive of VAT
RENT                               which shall be for the account of LESSEE.

TABLE OF UNIT RENTALS

------------------------------------------------------------------------------------------------------------------------------------
            A             B                    C                            D                                 E
                                            (B x 10%)                    (B x 5%)                          (B+C+D)
------------------------------------------------------------------------------------------------------------------------------------
          YEAR      Fixed Monthly           10% VAT*                    5% Expanded                    Amount to be paid
                        Rent          (To be paid by Lessee           Withholding Tax*                    by Lessee to
                                         to Lessor and               (To be remitted by                 Lessor per month
                                      remitted by Lessor to               Lessee to                        (the "Rent")
                                               BIR)                         BIR)
------------------------------------------------------------------------------------------------------------------------------------
            1       2,536,340.00             253,634.00                  126,817.00                        2,663,157.00
------------------------------------------------------------------------------------------------------------------------------------
            2       2,536,340.00             253,634.00                  126,817.00                        2,663,157.00
------------------------------------------------------------------------------------------------------------------------------------
            3       2,663,157.00             266,315.70                  133,157.85                        2,796,314.85
------------------------------------------------------------------------------------------------------------------------------------
            4       2,796,314.85             279,631.49                  139,815.74                        2,936,130.85
------------------------------------------------------------------------------------------------------------------------------------
            5       3,006,038.46             300,603.85                  150,301.92                        3,156,340.39
------------------------------------------------------------------------------------------------------------------------------------
            6       3,306,642.31             330,664.23                  165,332.12                        3,471,974.43
------------------------------------------------------------------------------------------------------------------------------------
            7       3,637,306.54             363,730.65                  181,865.33                        3,819,171.87
------------------------------------------------------------------------------------------------------------------------------------

TABLE OF PARKING RENTALS
------------------------------------------------------------------------------------------------------------------------------------
            A             B                    C                            D                                 E
                                            (B x 10%)                    (B x 5%)                          (B+C+D)
------------------------------------------------------------------------------------------------------------------------------------
          YEAR      Fixed Monthly           10% VAT*                    5% Expanded                    Amount to be paid
                        Rent          (To be paid by Lessee           Withholding Tax*                    by Lessee to
                                         to Lessor and               (To be remitted by                 Lessor per month
                                      remitted by Lessor to                Lessee to                        (the "Rent")
                                                BIR)                         BIR)
------------------------------------------------------------------------------------------------------------------------------------
            1         253,500.00              25,350.00                   12,675.00                          266,175.00
------------------------------------------------------------------------------------------------------------------------------------
            2         253,500.00              25,350.00                   12,675.00                          266,175.00
------------------------------------------------------------------------------------------------------------------------------------
            3         266,175.00              26,617.50                   13,308.75                          279,483.75
------------------------------------------------------------------------------------------------------------------------------------
            4         279,483.75              27,948.38                   13,974.19                          293,457.94
------------------------------------------------------------------------------------------------------------------------------------
            5         300,445.03              30,044.50                   15,022.25                          315,467.28
------------------------------------------------------------------------------------------------------------------------------------
            6         330,489.53              33,048.95                   16,524.48                          347,014.01
------------------------------------------------------------------------------------------------------------------------------------
            7         363,538.49              36,353.85                   18,176.92                          381,715.41
------------------------------------------------------------------------------------------------------------------------------------


*  The tax rates are subject to the prevailing law at the time of payment.

                           Should the VAT rate increase during the term of this Contract, the Fixed Monthly Rent as stipulated in Column B shall not in any case be reduced. In the event that LESSEE is able to obtain VAT exemption from the appropriate government agency, then the 10% VAT reflected in Column C shall no longer be payable by LESSEE, and the amount of Rent in Column E, shall no longer include the 10% VAT, effective on the date of issuance of the VAT exemption certificate, provided, that a copy of the VAT exemption certificate is submitted to LESSOR prior to the remittance by

                           LESSOR to BIR of the VAT due on the rental due for the relevant period.

MANNER OF PAYMENT          The Rent shall be paid quarterly in advance, on or
                           before the 2nd working day of the relevant quarter to which such rent corresponds at the 28th Floor The
                           World Centre, 330 Sen. Gil Puyat Avenue, City, or at any other address which LESSOR may by notice in writing to LESSEE from time to time direct, without necessity of demand or collection. The receipt of a check in payment of the rentals due hereunder shall not produce the effect of payment until the proceeds thereof are actually received by LESSOR.

                           LESSEE shall remit the taxes withheld directly to the Bureau of Internal Revenue and shall indicate in the creditable withholding tax return to be filed with the latter that the taxes being withheld are to be credited to LESSOR. Proof of such remittance shall be submitted to LESSOR within ten (10) business days from such remittance.

SECURITY DEPOSIT           PESOS: SEVEN MILLION SIX HUNDRED NINE THOUSAND TWENTY
Units                      PESOS (Pesos 7,609,020.00) equivalent to three (3)
                           months' Fixed Monthly Unit Rent and payable on or before execution of this Contract of Lease. The
                           Security Deposit shall be correspondingly increased as and when the rental rate is escalated. LESSEE's reservation fee in the amount of Pesos 5,072,680.00 shall be credited to the Security Deposit upon execution of this Contract of Lease.

SECURITY DEPOSIT           PESOS: SEVEN HUNDRED SIXTY THOUSAND FIVE HUNDRED
Parking                    (Pesos 760,500.00) equivalent to three (3) months'
                           Fixed Monthly Rent and payable on or before execution of this Contract of Lease. The Security Deposit shall be correspondingly increased as and when the rental rate is escalated. LESSEE's reservation fee in the amount of Pesos 507,000.00 shall be credited to the Security Deposit upon execution of this Contract of Lease.

ADVANCE RENTAL             PESOS: SEVEN MILLION NINE HUNDRED EIGHTY NINE
Units                      THOUSAND FOUR HUNDRED SEVENTY ONE PESOS
                           (Pesos 7,989,471.00) equivalent to three (3) months'
                           Rent, payable on or before execution of the Contract of Lease and to be credited to rent due for the first three (3) months from Rental Commencement Date.

ADVANCE RENTAL             PESOS: SEVEN HUNDRED NINETY EIGHT THOUSAND FIVE
Parking                    HUNDRED TWENTY FIVE PESOS (Pesos 798,525.00)
                           equivalent to three (3) months' Rent payable on or before execution of the Contract of Lease and to be credited to rent due for the first three (3) months from Rental Commencement Date.

CANCELLATION OF LEASE      In the event that after signing of this Contract of
                           Lease, LESSEE shall choose not to proceed with the lease of the Leased Premises, the Security Deposit and Advance Rental shall be forfeited in favor of LESSOR. Moreover, LESSOR shall be entitled to exercise all the remedies to which it is entitled under Article 13.2(a) hereof.

RENTAL ESCALATION          The Fixed Monthly Unit Rent and Fixed Monthly Parking
                           Rent shall be subject to annual escalation at the following rates, compounded on an annual basis:

                                         Year                        Escalation
                                         ----                        ----------
                           lst to 2nd year of the Lease Term            0.0%
                           3rd to 4th year of the Lease Term            5.0%
                           5th year of the Lease Term                   7.5%
                           6th to 10th year of the Lease Term          10.0%



SUBLEASE LESSEE shall be allowed to assign or sublease the Leased Premises but only to sister or affiliated companies and its subsidiaries engaged in a business similar in nature to LESSEE's business and always subject to the approval of LESSOR. LESSEE shall submit a written request to LESSOR, for approval of the sublease agreement prior to its effectivity, which approval shall not be unreasonably withheld.

                                                                       Annex A-1

    Eastwood Corporate Plaza
    Eastwood Avenue, Eastwood City Cyberpark,
    Building Specifications

------------------------------------------------------------------------------------------------------------------------------------
    Item                                       Type                                        Description
------------------------------------------------------------------------------------------------------------------------------------

External
------------------------------------------------------------------------------------------------------------------------------------
         Exterior Finishes           Glass Curtain Wall with
                                        Aluminum cladding
------------------------------------------------------------------------------------------------------------------------------------

Equipment
------------------------------------------------------------------------------------------------------------------------------------
Air-conditioning System:
------------------------------------------------------------------------------------------------------------------------------------
         Cooling Tower                                                          Provided
------------------------------------------------------------------------------------------------------------------------------------
         Ground Floor                Six (6) units, Packaged a/c                Six (6) units with two (2) tons of cooling capacity
                                                 DX                             per unit. Each unit is individually controlled.
                                                                                Total Cooling Capacity is twelve (12) tons.
------------------------------------------------------------------------------------------------------------------------------------
         Second Floor                           None
------------------------------------------------------------------------------------------------------------------------------------
         Third Floor                            None
------------------------------------------------------------------------------------------------------------------------------------
         Fourth Floor                           None
------------------------------------------------------------------------------------------------------------------------------------
         Fifth Floor                 Four (4) Packaged Type,                    Two (2) units with twenty (20) tons and two (2)
                                     water cooled (ducted type)                 units with fifteen (15) tons of cooling capacity.
                                                                                Each unit is individually controlled. Total Cooling
                                                                                Capacity is Seventy (70) tons.
------------------------------------------------------------------------------------------------------------------------------------
         Sixth Floor                 Four (4) Packaged Type,                    Two (2) units with twenty (20) tons and two (2)
                                     water cooled (ducted type)                 units with fifteen (15) tons of cooling capacity.
                                                                                Each unit is individually controlled. Total Cooling
                                                                                Capacity is Seventy (70) tons.
------------------------------------------------------------------------------------------------------------------------------------
         Seventh Floor               Four (4) Packaged Type,                    Two (2) units with twenty (20) tons and two (2)
                                     water cooled (ducted type)                 units with fifteen (15) tons of cooling capacity.
                                                                                Each unit is individuals controlled. Total Cooling
                                                                                Capacity is Seventy (70) tons.
------------------------------------------------------------------------------------------------------------------------------------
         Eighth Floor                Four (4) Packaged Type,                    Four (4) units with fifteen (15) tons of cooling
                                     water cooled (ducted type)                 capacity. Each unit is individually controlled.
                                                                                Total Cooling Capacity is Sixty (60) tons.
------------------------------------------------------------------------------------------------------------------------------------
         Ninth Floor                 Four (4) Packaged Type,                    Four (4) units with fifteen (15) tons of cooling
                                     water cooled (ducted type)                 capacity. Each unit is individually controlled.
                                                                                Total Cooling Capacity is Sixty (60) tons.
------------------------------------------------------------------------------------------------------------------------------------
         Tenth Floor                 Four (4) Packaged Type,                    Four (4) units with fifteen (15) tons of cooling
                                     water cooled (ducted type)                 capacity. Each unit is individually controlled.
                                                                                Total Cooling Capacity is Sixty (60) tons.
------------------------------------------------------------------------------------------------------------------------------------

                                                                       Annex A-1

Eastwood Corporate Plaza
Eastwood Avenue, Eastwood City Cyberpark,
Building Specifications

------------------------------------------------------------------------------------------------------------------------------------
         Eleventh Floor              Four (4) Packaged Type,                    Four (4) units with fifteen (15) tons of cooling
                                     water cooled (ducted type)                 capacity. Each unit is individually controlled.
                                                                                Total Cooling Capacity is Sixty (60) tons.
------------------------------------------------------------------------------------------------------------------------------------
         Ventilation System          Centralized Exhaust
------------------------------------------------------------------------------------------------------------------------------------
         Elevators                   Three (3) high Speed lifts                 Brand (LG)
------------------------------------------------------------------------------------------------------------------------------------
         Fire Alarm and                                                         Automatic fire sprinkler and Smoke detector system
         Sprinkler System                                                       with fire hose cabinets and accessories. Water
                                                                                reservoir and separate fire reserves.
------------------------------------------------------------------------------------------------------------------------------------
         Security System                                                        CCTV camera inside elevator cars
------------------------------------------------------------------------------------------------------------------------------------
         Generator Set                     2,000 kva                            Stand-by power generator for 100% back-up of the
                                                                                building with automatic transfer switch.
------------------------------------------------------------------------------------------------------------------------------------
         Intercom System                                                        To be provided by LESSEE
------------------------------------------------------------------------------------------------------------------------------------

Finishing:
------------------------------------------------------------------------------------------------------------------------------------
         Lift Lobbies                                                           Closed gypsum Ceiling with lighting fixtures, Marble
                                                                                Flooring
------------------------------------------------------------------------------------------------------------------------------------
         Ceiling                                                                Bare Ceiling/Exposed Soffit
------------------------------------------------------------------------------------------------------------------------------------
         Flooring                                                               Bare Flooring
------------------------------------------------------------------------------------------------------------------------------------
         Floor topping                                                          To be provided by LESSEE
------------------------------------------------------------------------------------------------------------------------------------
         Toilets:
------------------------------------------------------------------------------------------------------------------------------------
             Water Closet                  Ceramic
------------------------------------------------------------------------------------------------------------------------------------
             Faucet                         Metal                               Cold
------------------------------------------------------------------------------------------------------------------------------------
             Counter Top & Sink        Synthetic Stone
------------------------------------------------------------------------------------------------------------------------------------
             Urinals                       Ceramic
------------------------------------------------------------------------------------------------------------------------------------
             Shower                         None
------------------------------------------------------------------------------------------------------------------------------------
             Water Heater                   None
------------------------------------------------------------------------------------------------------------------------------------
             Accessories                                                        Mirror, Hand Dryer and Grab Bar for the disabled
------------------------------------------------------------------------------------------------------------------------------------
         Light Switches and                                                     Only for common areas (elevator lift lobby, EE room,
         Convenience Outlets                                                    ME room, Telecommunications room and Pump room)
------------------------------------------------------------------------------------------------------------------------------------